Prospectus/Proxy Statement Supplement	July 16, 2018

Putnam Funds Trust
Prospectus/Proxy Statement dated June 7, 2018

Effective immediately, the prospectus/proxy statement is updated to reflect that, if approved by shareholders, the merger of Putnam Capital Opportunities Fund with and into Putnam Small Cap Growth Fund is currently anticipated to close on or about August 27, 2018 with the net asset value of shares to be issued in the merger currently expected to be determined on or about August 24, 2018.

312386 7/18